Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signature" constitutes and appoints Michael R. Cunningham as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1998, including amendments, if any, and to deliver and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with the foregoing, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                                Title                      Date
---------                                -----                      ----


/s/ Gordon Mays                         Director             February 5, 1999
-----------------------
Gordon Mays

/s/ James J. Cunningham                 Director             February 5, 1999
-----------------------
James J. Cunningham

/s/ Arnold Spinner                      Director             February 5, 1999
-----------------------
Arnold Spinner


/s/ Laurence Gerber                     Director             February 5, 1999
-----------------------
Laurence Gerber


/s/ Stanley J. Moss                     Director             February 5, 1999
-----------------------
Stanley J. Moss

STATE OF NEW JERSEY)
                   ) ss.:
COUNTY OF ESSEX    )

     On the 5th day of February, 1999, before me personally came Gordon Mays, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                            /s/ Lawrence A. Goldman
                                            -----------------------
                                            Lawrence A. Goldman
                                            Attorney At Law, State of New Jersey


STATE OF NEW JERSEY)
                   ) ss.:
COUNTY OF ESSEX    )

     On the 5th day of February, 1999, before me personally came James J. Cunningham, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/ Lawrence A. Goldman
                                            -----------------------
                                            Lawrence A. Goldman
                                            Attorney At Law, State of New Jersey

STATE OF NEW JERSEY)
                   ) ss.:
COUNTY OF ESSEX    )

     On the 5th day of February, 1999, before me personally came Arnold Spinner, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/ Lawrence A. Goldman
                                            -----------------------
                                            Lawrence A. Goldman
                                            Attorney At Law, State of New Jersey

STATE OF NEW JERSEY)
                   ) ss.:
COUNTY OF ESSEX    )

     On the 5th day of February, 1999, before me personally came Laurence Gerber, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                            /s/ Lawrence A. Goldman
                                            -----------------------
                                            Lawrence A. Goldman
                                            Attorney At Law, State of New Jersey


STATE OF NEW JERSEY)
                   ) ss.:
COUNTY OF ESSEX    )

     On the 5th day of February, 1999, before me personally came Stanley J. Moss, to me known, and known to me to be the individual described in and who executed the foregoing instrument, and he acknowledged to me that he executed the same.


                                            /s/ Lawrence A. Goldman
                                            -----------------------
                                            Lawrence A. Goldman
                                            Attorney At Law, State of New Jersey